UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant To Section 13 or 15 (d) of
The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  July 24, 2014
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BBCN BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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3731 Wilshire Boulevard
Suite 1000
Los Angeles, California 90010
(Address of principal executive offices)

Registrant’s telephone number, including area code): (213) 639-1700

Not applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Louis M. Cosso has resigned from his positions as a director of BBCN Bancorp, Inc. and of BBCN Bank, effective as of July 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN BANCORP, INC.

Date: July 25, 2014	/s/ Douglas Goddard
Name: Douglas J. Goddard Title: Executive Vice President & Chief Financial Officer